UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300
San Diego, California	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 727-2841

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Biora Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on June 5, 2024 at 10:00 a.m. Pacific Time. As of the close of business on April 16, 2024, the record date for the Annual Meeting, there were 35,883,843 shares of common stock entitled to vote at the meeting.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) to increase the number of authorized shares of Common Stock from 164,000,000 to 300,000,000 and to increase the total number of authorized shares from 174,000,000 to 310,000,000 (the “Amendment”).

On June 5, 2024, the Company filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Amendment, which became effective immediately upon such filing.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

Stockholders voted on the following proposals at the Annual Meeting:

1.	The following director nominees were elected to serve until the 2025 Annual Meeting of Stockholders based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Adi Mohanty	15,140,932	965,503	7,677,992
Jeffrey D. Alter	15,242,112	864,323	7,677,992
Jeffrey A. Ferrell	15,198,546	907,889	7,677,992
Jill Howe	15,289,911	816,524	7,677,992
Brian L. Kotzin, M.D.	15,280,909	825,149	7,678,369
Lynne Powell	15,290,962	815,473	7,677,992

2.	The selection of KPMG LLP as the Company’s independent registered public accounting firm for 2024 was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,573,239	1,095,347	115,841	0

3.	The amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 164,000,000 to 300,000,000 was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,569,807	1,512,454	24,174	7,677,992

4.

The issuance, for purposes of complying with Nasdaq Listing Rule 5635(d), of shares of common stock underlying certain warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of March 31, 2024, by and among the Company and certain institutional and accredited investors, and those certain Warrant Amendment Agreements, dated as of March 31, 2024, by and between the Company and the institutional investors participating in the offering, in an amount equal to or in excess of 20% of the common stock outstanding immediately prior the issuance of such warrants was authorized as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,373,863	1,227,314	1,396,848	7,786,402

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Third Certificate of Amendment to Eighth Amended and Restated Certificate of Incorporation of Biora Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2024	Biora Therapeutics, Inc.

	By:	/s/ Eric d’ Esparbes
Eric d’ Esparbes
Chief Financial Officer